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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 3, 2003


                               EPIX MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



     DELAWARE                     000-21863                    04-3030815
 ---------------                -------------             -------------------
 (State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)             Identification No.)
                                incorporation)


                71 ROGERS STREET
            CAMBRIDGE, MASSACHUSETTS                   02142
        ----------------------------------------     ----------
        (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (617) 250-6000
                                                            --------------


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ITEM 5. OTHER EVENTS.

On February 3, 2003, the Company announced that enrollment has been completed for two MS-325 Phase III pivotal clinical trials for the detection of vascular disease in the pedal and renal arteries.

The press release announcing the enrollment for the two MS-325 Phase II clinical trials is filed as an exhibit to this Form 8-K, and is incorporated by reference into this Item 5. The foregoing description of such document and the enrollment results contemplated therein is qualified in its entirety by reference to such exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press Release of the Company dated February 3, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EPIX MEDICAL, INC.
                                       (Registrant)


Date: February 4, 2003


                                       /S/ PEYTON J. MARSHALL
                                       --------------------------------------
                                       Peyton J. Marshall
                                       Senior Vice-President, Finance and
                                       Administration, Chief Financial Officer


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                                  EXHIBIT INDEX


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EXHIBIT NUMBER          DESCRIPTION
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
      99.1              Press Release of the Company dated February 3, 2003
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